UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: August 23, 2001




                                AXIA GROUP, INC.
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


                  I-9418                                 87-0509512
            -----------------                    ------------------------
   (Commission File Number)             (IRS Employer Identification Number)


                                     NEVADA
 -------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
  -----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (801) 575-8073
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5.  OTHER EVENTS

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On the 23rd day of August, 2001, Axia Group, Inc. (the "Company") filed with the
Secretary of State for Nevada a "Certificate of Determination of the Rights and Preferences of Preferred Stock of Axia Group, Inc." This document sets forth and designates the rights and privileges of the Preferred Stock of the Company that are designated as Series A Preferred and authorized in the amount of 5,000,000 shares, out of the total number of 20,000,000 preferred shares authorized by the Company's Articles of Incorporation.

The Series A Convertible Preferred Stock is designated as having a par value of $5.00 per share and designated as senior to the Common Stock of the Company. In the event of liquidation the shares have a priority right to $5.00 per share in any distribution as a result of liquidation. These shares are given the same voting rights as Common Shares on a ten-for-one basis and any proposal upon which a vote of shareholders is taken must receive a majority of the votes from both the Series A Preferred shares and the Common Stock to be approved.

Rights to dividends are granted to the Series A Convertible Preferred Stock equal to those of the Common Stock, when, as and if declared by the Directors of the Company, to be paid in cash or in common stock equal to market value at the election of the Company. Conversion rights into shares of Common Stock are given to the Series A Convertible Preferred Stock based upon that number of shares of the Company's Common Stock equal in market value to $5.00 at the time of conversion.

The information provided hereinabove is merely a synopsis of the basic terms of the determination document referenced above, which descriptions are qualified in their entirety by the terms of the document itself, which document is attached hereto as an exhibit and thereby incorporated herein by reference

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ITEM 7.           Financial Statements and Exhibits
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The following exhibit(s) are included as part of this report:

EXHIBIT      PAGE
NO.          NO.   DESCRIPTION

(4)(i)       *      Copy of the Certificate of Determination of the Rights and
                    Preferences of Preferred stock of Axia Group, Inc., date
                    August 8, 2001, filed with the Nevada Secretary of State on
                    August 23, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2001

                            Axia Group, Inc.


                                 /s/ Richard D. Surber
                            By:_________________________
                                 Richard D. Surber, President

                          CERTIFICATE OF DETERMINATION
                OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK
                               OF AXIA GROUP INC.


         WHEREAS, the Articles of Incorporation of AXIA GROUP INC., a corporation organized and existing under the laws of Nevada (the "Company"), as amended, provide that the Company has authorized Twenty Million (20,000,000) shares of par value $0.001 preferred stock ("Preferred Stock") and, further, that the designation, powers, preferences and relative participating, option or other special rights and qualification, limitations or restrictions of the shares of such Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, designation, preferences, and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as expressed herein or in a resolution or resolutions, providing for the issuance of such series, adopted by the directors; and

         WHEREAS, THE COMPANY DOES HEREBY CERTIFY that pursuant to the authority contained in its Articles of Incorporation, and in accordance with the provisions of applicable law of Nevada, the Company's directors have duly adopted the following resolutions determining the Designations, Rights and Preferences of a special class of its authorized Preferred Stock, herein designated as Series A Convertible participating Preferred Stock.

         "RESOLVED, that pursuant to the authority vested in the directors of this Company by its Articles of Incorporation, a special class of preferred stock of the Company be and is hereby created out of the 20,000,000 shares of Preferred Stock available for issuance, such series to be designated as Series A Convertible Preferred Stock (the "Series A Preferred"), consisting of Five Million (5,000,000) shares, of which the preferences and relative rights and qualifications, limitations or restrictions thereof (in addition to those set forth in the Company's Articles of Incorporation), shall be as follows:

1.       DEFINITIONS

         Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Company and any other stock of the Company, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of Preferred Stock) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

         Issue Date. The term "Issue Date" shall mean the date that shares of Series A Preferred are first issued by the Company.

         Junior Stock. The term "Junior Stock" shall mean, for purposes of these resolutions, any class or series of stock of the Company authorized after the Issue Date not entitled to receive any dividends in any dividend period unless any dividends required to have been paid or declared and set apart for payment on the Series A Preferred shall have been so paid or declared and set apart for payment and, for purposes of these resolutions, shall mean Common Stock and any other class or series of stock of the Company authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series A Preferred shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

         Parity Stock. The term "Parity Stock" shall mean, for purposes of these resolutions the Common Stock and any other class or series of stock of the Company authorized after the Issue Date entitled to receive payment of dividends subject only to those preferential rights of dividends granted to the Series A Preferred and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company subject to only those preferential rights and preference granted to the Series A Preferred.

         Senior Stock. The term "Senior Stock" shall mean, for purposes of these resolutions, any class or series of stock of the Company authorized before the Issue Date of the Series A Preferred except for those preferential rights as granted herein but the right to receive dividends providing all dividends granted to the Series A Preferred shall have been paid or set aside to be paid, and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date ranking equal to the Series A Preferred and the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company except for those preferential rights granted to the Series A Preferred herein.

2.       Rights, Powers and Preferences

         The Series A Preferred shall have the voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions as follows:

     A. Designation and Amount. All of the present authorized Five Million (5,000,000) shares of par value $0.001 preferred stock shall be designated as shares of "Series A Convertible Preferred Stock" and par value set at $5.00 per share.

     B. Rank. The Series A Preferred shall be senior to the Common Stock and any other series or class of the Company's Preferred Stock.

     C.   Liquidation Rights.


          (i) In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of the Series A Preferred then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the Company, an amount equal to Five Dollars ($5.00) per share, plus the Redemption provision (as defined below). Then all of the assets of the Company available to be distributed shall be distributed ratably to the holders of the Series A Preferred and then to the holders of other outstanding shares of capital stock of the Company. If upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A Preferred shall be insufficient to permit the payment to the holders thereof the full preferential amount as provided herein, then such available assets shall be distributed ratably to the holders of the Series A Preferred.

          (ii) None of the following events shall be treated as or deemed to be a liquidation hereunder:

                    (a) A merger, consolidation or reorganization of the Company;

                    (b) A sale or other transfer of all or substantially all of the Company's assets;

                    (c) A sale of 50% or more of the Company's capital stock then issued and outstanding;

                    (d) A purchase or redemption by the Company of stock of any class; or

                    (e) Payment of a dividend or distribution from funds legally available therefor.

     D. Voting Rights. In all matters the Series A Preferred shall have the same voting rights as the Common Stock on a ten-for-one basis and any proposal upon which a vote of shareholders is taken must receive a majority of the votes from both the Series A Preferred shares and the Common Stock to be approved. If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series A Preferred shall not be subject to adjustment unless such stock split shall be applied to the Series A Preferred.

3.   Dividends

         The holders of the Series A Preferred shall be entitled to receive Common Stock dividends when, as, and if declared by the directors of the Company, to be paid in cash or in Market Value of the Company's common stock at the election of the Company. "Market Value", for the purposes of this Certificate of Determination shall mean the average of the bid and ask prices for the common stock of the Company for the five business days preceding the declaration of a dividend by the Board of Directors.

         Without prior written consent of the majority of the holders of Series A Preferred, so long as any shares of Series A Preferred shall be outstanding, the Company shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Company make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Company or any of its subsidiaries of which it owns not less than 51% of the outstanding voting stock, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Series A Preferred shall have been entitled for all previous dividend periods shall have been paid or declared and a sum of money sufficient for the payment thereof and the Redemption Price is set apart.

4.   Conversion

         The Series A Preferred shall have the following conversion rights (the "Conversion Rights"):

     A. Holder's Optional Right to Convert. Each share of Series A Preferred shall be convertible, at the option of the holder(s), on the Conversion Basis in effect at the time of conversion. Such right to convert shall commence as of the Issue Date and shall continue thereafter for a period of ten years, such period ending on the tenth anniversary of the Issue Date. In the event that the holder(s) of the Series A Preferred elect to convert such shares into Common Stock, the holder(s) shall have sixty (60) days from the date of such notice in which to tender their shares of Series A Preferred to the Company.

     B. Conversion Basis. Each share of Series A Preferred shall be convertible into that number of shares of the Company's Common Stock, equal in Market Value to Five Dollars ($5.00).

     C. Mechanics of Conversion. Before any holder of Series A Preferred shall be entitled to convert the same into shares of Common Stock, such holder shall (i) give written notice to the Company, at the office of the Company or of its transfer agent for the Common Stock or the Preferred Stock, that he elects to convert the same and shall state therein the number of shares of Series A Preferred being converted; and (ii) surrender the certificate or certificates therefor, duly endorsed. Thereupon the Company shall promptly issue and deliver to such holder of Series A Preferred a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. The conversion shall be deemed to have been made and the resulting shares of Common Stock shall be deemed to have been issued immediately prior to the close of business on the date of such notice and surrender of the shares of Series A Preferred.

     D.   Adjustments to the Conversion Basis.

          (i) Stock Splits and Combinations. At any time after the Company first issues the Series A Preferred and while any of the shares of Series A Preferred remain outstanding, if the Company shall effect a subdivision or combination of the Common Stock subject to the Protective Provisions (as defined below), the Conversion Basis then in effect immediately before that subdivision or combination shall be proportionately adjusted. Any adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (ii) Reclassification, Exchange or Substitution. At any time after the Company first issues the Series A Preferred and while any of the shares of Series A Preferred remain outstanding, if the Common Stock issuable upon the conversion of the Series A Preferred shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets), then and in each such event the holder of each share of Series A Preferred shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustments as provided herein.

          (iii) Reorganization, Mergers, Consolidations or Sales of Assets. At any time after the Company first issues the Series A Preferred and while any of such shares remain outstanding, if there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares), or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series A Preferred thereafter shall be entitled to receive upon conversion of the Series A Preferred, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Series A Preferred deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale.

     E. Notices of Record Date. In the event of any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, entity, or person, or any voluntary or involuntary dissolution, liquidating, or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least 30 days prior to the record date specified therein, a notice specifying the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up.

     F. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Company's Common Stock on the date of conversion, as determined in good faith by the Company's directors.

     G. Reservation of Stock Issuable Upon Conversion. At such time as the Company increases its authorized capital resulting in a sufficient number of shares of Common Stock becoming available for the conversion of the Series A Preferred, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, a number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred.

5.   Protective Provisions

         Notwithstanding anything contained herein to the contrary, including but not limited to paragraph 4.D above, so long as any of the Series A Preferred shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of shares of Series A Preferred outstanding:

     A. Alter or change the rights, preferences or privileges of the Series A Preferred by way of reverse stock split, reclassification, merger consolidation or otherwise, so as to adversely affect in any manner the voting rights including number of votes presently allowed or the conversion basis by which the shares of Series A Preferred are presently converted into shares of Common Stock.

     B.   Increase the authorized number of Series A Preferred.

     C. Create any new class of shares having preferences over or being on a parity with the Series A Preferred as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Series A Preferred then outstanding.

     D.   Repurchase any of the Company's Common Stock.

     E. Merge or consolidate with any other Company, except into or with a wholly-owned subsidiary of the Company with the requisite shareholder approval.

     F. Sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Company.

     G. Incur, assume or guarantee any indebtedness (other than such as may be represented by the obligation to pay rent under leases) maturing more than 18 months after the date on which it is incurred, assumed or guaranteed by the Company, except purchase money obligations, obligations assumed as part of the price of property purchased, or the extension, renewal or refunding of any thereof.

6.   Redemption

          Subject to the applicable provisions of Nevada law, the Company, at the option of its directors, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred. Upon redemption the Company shall pay for each share redeemed the amount of Two Dollars ($2.00) per share, payable in cash, plus a premium to compensate the original purchaser(s) for the investment risk and cost of capital equal to the greater of (a) Three Dollars ($3.00) per share, or (b) an amount per share equal to fifty percent (50%) of the market capitalization of the Company on the date of notice of such redemption divided by 5,000,000 (the "Redemption Premium"), the redemption amount and the Redemption Premium hereinafter being referred to as the "Redemption Price." Such redemption shall be on an all-or-nothing basis.

          At least thirty (30) days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A Preferred to be redeemed, such notice to be addressed to each such shareholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the redemption price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series A Preferred called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefore, notwithstanding that the certificates evidencing any Series A Preferred called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefore. If, on or prior to any date fixed for redemption of Series A Preferred, the Company deposits, with any bank or trust company as a trust fund, the number of shares of Common Stock of a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefore. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series A Preferred so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price.

7.   Reissuance

         No share or shares of Series A Preferred acquired by the Company by reason of conversion or otherwise shall be reissued as Series A Preferred, and all such shares thereafter shall be returned to the status of undesignated and unissued shares of Preferred Stock of the Company.

8.   Headings or Subdivisions

         The heading of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereto.

9.   Severability of Provisions

         If any right, preference or limitation of the Series A Preferred set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10.  Status of Reacquired Stock

         Shares of Series A Preferred which have been issued and reacquired in any manner shall, upon compliance with any applicable provisions of Nevada law, have the status of authorized and unissued shares of Preferred Stock and may be redesignated and reissued in any series or class."

IN WITNESS WHEREOF, the undersigned Directors of AXIA GROUP INC., a Nevada corporation, did hereby execute this Certificate effective the 8th day of August, 2001.



                         /s/ Richard D. Surber
                     ----------------------------------------------
                     Richard D. Surber, Director & President


                         /s/ Gerald Einhorn
                     ----------------------------------------------
                     Gerald Einhorn, Director, V.P. & Secretary


                         /s/ Adrienne Bernstein
                     ----------------------------------------------
                     Adrienne Bernstein, Director


                          /s/ John E. Fry, Jr.
                     ----------------------------------------------
                     John E. Fry, Jr., Director